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                                                                    EXHIBIT 10.2

                         AMENDMENT TO WARRANT AGREEMENT


     This AMENDMENT ("Amendment") to WARRANT AGREEMENT dated as of February 2, 1996 ("Warrant Agreement"), is made effective as of February 19, 1999 by and between Edelbrock Corporation, a Delaware corporation (the "Company") and RICOR Racing and Development, L.P., a California limited partnership ("RICOR").

                                  WITNESSETH:

     WHEREAS, pursuant to the Warrant Agreement, the Company issued to RICOR warrants (the "Warrants") to purchase up to 100,000 shares of the Company's Common Stock, par value $.01 per share; and

     WHEREAS, this Amendment is made in partial consideration for the execution by RICOR of Amendment No. 4, dated as of even date herewith ("Amendment No. 4"), of that certain License Agreement dated February 2, 1996 by and between the Company and RICOR.

     NOW, THEREFORE, in consideration of the premises, the agreements herein set forth and in Amendment No. 4 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Vesting of Warrant Shares. Upon the execution of Amendment No. 4 by Company and RICOR and the approval of the execution by RICOR of Amendment No. 4 by RICOR's limited partners, the vesting schedule of the Warrants set forth in the Warrant Agreement will accelerate and the warrants will be fully exercisable and will be Vested Shares.

     2. Definitions. Except as otherwise set forth herein, all defined terms as used herein shall have the same meanings as in the Warrant Agreement.

     3. Effect of Amendment. Except as otherwise modified hereby, the terms of the Warrant Agreement shall remain in full force and effect.

     4. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original and such counterparts shall together constitute but one and the same instrument.




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     IN WITNESS WHEREOF, the parties hereto have cause this Amendment to be duly executed, as of the day and year first above written.


[SEAL]                             EDELBROCK CORPORATION



                                   By: /s/ VICTOR EDELBROCK
                                       -------------------------
                                       Name:  Victor Edelbrock
                                       Title: President



Attest:


/s/ SIGNATURE
--------------------
Name:
Title: Secretary



                                   RICOR RACING AND DEVELOPMENT, L.P.

                                   By: RICOR, Inc., its General Partner


                                   By: /s/ DON RICHARDSON
                                       ----------------------------
                                       Name:  Don Richardson
                                       Title: President




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